Exhibit 10.20




                    AMERICAN HOME PRODUCTS CORPORATION

               RESTRICTED STOCK PERFORMANCE AWARD AGREEMENT

                   UNDER THE 1993 STOCK INCENTIVE PLAN


                         DATE:  [        ]
                         NUMBER OF SHARES SUBJECT
                         TO TARGET AWARD:  [      ]
                         ______________________________


[Address]



     Under the terms and conditions of this Agreement and of the Company's 1993 Stock Incentive Plan (the "Plan"), a copy of which has been delivered to you and is made a part hereof, the Company hereby awards to you units (the "Units") representing shares of the Company's Common Stock (the "Common Stock") subject to the restrictions set forth in this Agreement in the amount set forth above (the "Target Award"). Upon the satisfaction by the Company of certain performance criteria as described in Paragraph 3 of this Agreement, the Units will be converted into shares of the Company's Common Stock entitling the holder to all of the rights of a stockholder as described herein but subject to the restrictions set forth in this Agreement (the "Restricted Stock"). Except as provided herein, the terms used in this Agreement shall have the same meanings as in the Plan.

     1. Rights as Stockholders. During the period from the date of this Agreement through the Conversion Date (as defined herein), no shares of the Company's Common Stock represented by the Units will be earmarked for you or your account nor shall you have any of the rights of a stockholder with respect to such shares. Upon issuance of the Restricted Stock as of the Conversion Date, you will be the owner of record of the shares of Common Stock represented by the Restricted Stock and shall be entitled to all of the rights of a stockholder of the Company, including the right to vote and the right to receive dividends, subject to the restrictions stated in this Agreement and referred to in the legend described in Paragraph 7 below. If you receive any additional shares by reason of being the holder of Restricted Stock under this Agreement, all the additional shares shall be subject to the provisions of this Agreement and all certificates evidencing ownership of the additional shares shall bear the legend.

     2. Restricted Period. During the period from the date of this Agreement through the date which is three years after such date (the "Restricted Period"), you may not sell, transfer, assign, pledge, or otherwise encumber or dispose of any Units or Restricted Stock granted hereunder.

     3. Conversion to Restricted Stock. (a) At meetings of the Committee to be held within 60 days after the end of each of the current year and the two immediately succeeding years or at such other time or times as the Committee in its discretion deems appropriate, the Committee shall compare the EPS (as defined below) for such year with the EPS Target (as defined below) for such year (the date on which each such determination is made being referred to herein as a "Conversion Date"). If, on the date of such meeting, the Committee determines that, with respect to the preceding year:

          (i) EPS is less than 90% of the EPS Target, then all rights with respect to one-third of the Target Award (the
     "Annual Target Amount") shall thereupon be forfeited;

          (ii) EPS is greater than or equal to 90% of the EPS Target and less than or equal to 95% of the EPS Target, then Units representing 75% of the Annual Target Amount shall be converted into Restricted Stock and all rights with respect to the remaining portion of such Annual Target Amount shall thereupon be forfeited;

          (iii) EPS is greater than 95% of the EPS Target and less than or equal to 105% of the EPS Target, then Units representing the entire Annual Target Amount shall be converted into Restricted Stock; and

          (iv) EPS is greater than 105% of the EPS Target, then Units representing the entire Annual Target Amount shall be converted into Restricted Stock and you shall be entitled to receive an additional grant of Restricted Stock representing 25% of the Annual Target Amount (a "Bonus Award"); such additional grant to be made by the Committee at such meeting.

          (b) Notwithstanding anything to the contrary contained in this Agreement, Units shall be converted into Restricted Stock in whole numbers of shares only and, if necessary, (i) the Annual Target Amount shall be rounded up or down (A) to the nearest whole number for the first two years and (B) for the third year to equal, together with the Annual Target Amounts for the first two years, the Target Award; and (ii) the calculations based upon such amounts in subparagraphs 3(a)(ii) and 3(a)(iv) above shall be rounded up or down to the nearest whole number.

          (c)  As used in this Agreement, the term:


          (i) "EPS" for any year means the earnings or net income per share of common stock of the Company for such year, adjusted to exclude the effect of extraordinary or unusual items of income or expense, all as determined in good faith by the Committee acting in its sole discretion.

          (ii) "EPS Target" shall be $4.62 for 1995 and, for 1996 and 1997, shall be the amount established by the Committee at a meeting to be held no later than March 1 of each such year; provided, however, that if for any reason the Committee shall determine that the EPS Target is no longer a practicable or appropriate measure of financial performance, the Committee may take action to substitute another financial measure as it deems appropriate under the circumstances.

     4. Restricted Stock Trust. (a) Subject to Paragraph 4(b) below, you are eligible to make a one-time irrevocable election to cause the Company to deposit as of each Conversion Date the shares of Restricted Stock into which Units shall be converted on such date, together with a stock power to be executed by you, to an account in your name in the Restricted Stock Trust (as defined below) by completing the form set forth on Schedule A attached hereto. Subject to Paragraph 4(b), below, if you do not make such election, such shares shall be delivered to you as provided in Paragraph 5(a)(i) of this Agreement.

     (b) Notwithstanding anything to the contrary contained in this Agreement, if you are or, in the judgment of the Committee, are expected to be a Named Executive Officer with respect to any year in which a Conversion Date occurs, then you will be deemed to have made the election under Paragraph 4(a) above to have the Restricted Stock into which Units shall be converted on such date and thereafter deposited into the Restricted Stock Trust.

     (c)  For purposes of this Agreement:

          (i) "Named Executive Officer" shall mean the Chief Executive Officer of the Company or any of the four highest compensated officers (other than the Chief Executive Officer of the Company) whose total compensation payable is required to be reported to shareholders under the Securities Exchange Act of 1934, as amended; and

          (ii) "Restricted Stock Trust" means the trust fund established or to be established by a trust agreement (the "Trust Agreement") to accommodate the deferral of delivery of shares of Common Stock represented by Units and/or Restricted Stock (and dividends paid thereon) until your termination of employment for any reason or as otherwise provided in the Trust Agreement, such trust fund to be subject to the claims of the Company's general creditors under federal and state law in the event of insolvency of the Company as described in the Trust Agreement.

     5. Delivery of Shares of Common Stock. (a) Subject to Paragraphs 4 and 9 of this Agreement, as soon as practicable after the Restricted Period (or six months after the last Conversion Date with respect to a Bonus Award made on the final Conversion Date), all shares of Restricted Stock granted hereunder shall be cancelled and replaced with certificates representing Common Stock free of any restrictive legend other than as may be required by applicable state or federal securities law, such certificates to be either (i) delivered to you promptly or (ii) if you have made or are deemed to have made the election under Paragraph 4 above, deposited on your behalf in the Restricted Stock Trust, in which case delivery of such shares shall be deferred as provided in the Trust Agreement until the first business day of the calendar year following your termination of employment or as otherwise provided in the Trust Agreement.

          (b) Notwithstanding any other provisions hereof, the number of shares of Common Stock which shall be delivered to you pursuant to Paragraph 5(a) either directly or from the Restricted Stock Trust shall be (i) the number of such shares which would have been delivered in the absence of this Paragraph 5(b) minus
(ii) the number of whole shares of Common Stock necessary to satisfy the minimum federal, state and/or local income tax withholding obligations which are imposed on the Company by applicable law in respect of the delivery of such award (and which may be satisfied by the reduction effected hereby in the number of deliverable shares), it being understood that the value of the shares referred to in clause (ii) above shall be determined, for the purposes of satisfying such withholding obligations, on the basis of the average of the high and low per share prices for the Common Stock as reported on the Consolidated Transaction Reporting System on the designated date of delivery, or on such other reasonable basis for determining fair market value as the Committee may from time to time adopt. Any other withholding obligations (e.g. Social Security and Medicare) with respect to such award will be satisfied by separate arrangements between the Company and you but will not in any event involve a reduction in the number of shares that you are to receive.

     6. Termination of Employment. (a) Subject to Section 7(f) of the Plan, in the event of your termination of employment during the Restricted Period for any reason other than death, disability or retirement, you shall forfeit all rights to all Units and Restricted Stock granted hereunder and you agree (i) to assign, transfer, and deliver the Restricted Stock to the Company and (ii) that you shall cease to be a shareholder of the Company with respect to such shares, provided, the Committee may provide for a partial or complete exception to this requirement as it deems equitable in its sole discretion.

          (b) In the event that your employment is terminated due to death, disability or retirement, vesting of all shares of Restricted Stock covered by the Target Award and any related Bonus Award and delivery of the shares of Common Stock of the Company represented thereby will be made to you or your designated beneficiary or your legal representative, legatee or such other person designated by an appropriate court as entitled to receive the same, as the case may be, on the terms and, subject to the conditions of this Agreement, including Paragraph 3 above.

     7. Legend on Certificates. Each certificate evidencing ownership of Restricted Stock issued during the Restricted Period shall bear the following legend:

     "These shares have been issued or transferred subject to a Restricted Stock Performance Award and are subject to substantial restrictions, including a prohibition against transfer and a provision requiring transfer of these shares to the Company without payment in the event of termination of the employment of the registered owner under certain circumstances all as more particularly set forth in a Restricted Stock Performance Award Agreement dated May 25, 1995, a copy of which is on file with the Company."

     8. Miscellaneous. This Agreement may not be amended except in writing and neither the existence of the Plan and this Agreement nor the Target Award granted hereby shall create any right to continue to be employed by the Corporation or its subsidiaries and your employment will continue to be at will and terminable at will by the Corporation. In the event of a conflict between this Agreement and the Plan, the Plan shall govern.

     9. Compliance With Laws. (a) This Agreement shall be governed by the laws of the state of Delaware and any applicable laws of the United States. Notwithstanding anything herein to the contrary, the Corporation shall not be obligated to cause to be delivered any Restricted Stock or shares of Common Stock of the Company represented thereby pursuant to this Agreement unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Corporation shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation.

          (b) If you are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), transactions under the Plan and this Agreement are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan, this Agreement or action by the Committee involving you is deemed not to comply with an applicable condition of Rule 16b-3, such provision or action shall be deemed null and void as to you, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan and/or this Agreement does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements or the price and amount of awards as applicable) shall be deemed automatically to be incorporated by reference into the Plan and/or this Agreement insofar as you are concerned, with such incorporation to be deemed effective as of the effective date of such Rule 16b-3 provision. In addition, the Committee in its discretion may cause the Company to retain custody of the certificates representing the Common Stock to be delivered under Paragraph 5 above so long as necessary or appropriate to ensure that any minimum holding period under Rule 16b-3 is satisfied.


                              AMERICAN HOME PRODUCTS CORPORATION



                              By: ______________________________
                                   Corporate Treasurer



Accepted and agreed to:

____________________________________    _______________________
Name (Please Print)                     Social Security Number


____________________________________    _______________________
Signature                               Date of Birth

                                        SCHEDULE A

                               ELECTION FORM

                (To Be Completed in Conjunction with Your
              Restricted Stock Performance Award Agreement)


I, ______________________________, hereby make an election to defer
          (PRINT NAME)
distribution of all shares of Restricted Stock and to cause the Company to deposit such shares to an account in my name in the Restricted Stock Trust (with any dividends thereon to be reinvested under the AHPC Master Investment Plan) together with a stock power to be executed by me.

See Note Below

This election shall be irrevocable upon execution of the Agreement.


                    _________________________________
                         Signature of Executive


Dated:  ______________________________________________________

Witnessed:  __________________________________________________

NOTE:  1. If you are or are expected to be a Named Executive
Officer with respect to any year in which a Conversion Date occurs, you will be deemed to have elected deferred distribution hereunder.

                          Beneficiary Designation

In the event of my death, I designate the following beneficiary(ies) to receive any shares of the Company's Common
Stock to be distributed to me or which have been deferred on my behalf to the Restricted Stock Trust under this Agreement together with any dividends thereon.

______________________________________________
Beneficiary (ies)


_______________________________________________
Contingent Beneficiary (ies)



                                   _____________________________
                                   Signature of Executive


Dated:  _______________________________

Witnessed: ____________________________